UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of Earliest Event Reported):   May 22, 2008
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TRANSATLANTIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10545 (Commission File Number)	13-3355897 (IRS Employer Identification No.)
80 Pine Street New York, New York 10005 (Address of principal executive offices) (Zip Code)

(212) 770-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On May 22, 2008, the Board of Directors of Transatlantic Holdings, Inc. (“TRH”) (the “Board”) adopted the TRH Executive Severance Plan (the “Severance Plan”), in which approximately 36 senior employees participate.  Severance benefits are payable if a participant is terminated for any reason other than death, disability or for cause, or if a participant resigns (a “covered termination”).  In the case of our Chief Executive Officer and employees who are both participants in the TRH Senior Partners Plan and Senior Vice Presidents or higher, a covered termination also includes a resignation for good reason.  Upon a covered termination, a participant is entitled to a continued payment based on annual base salary and an average of previous annual cash bonuses.  For our Chief Executive Officer the continuation period is 30 months following termination, for employees who participate in the Senior Partners Plan and are Senior Vice Presidents or higher 24 months, and for all other employees a maximum of 12 months (but no less than 6 months) (the “Severance Period”).  The Severance Period is treated as a period of continued employment for purposes of vesting of restricted stock units and stock options and for purposes of determining a participant’s eligibility to participate in any Company retiree health plan and retiree life insurance plan.  During the Severance Period, participants continue to participate in the Company’s health plan and life insurance plan.  Participants also receive additional service credit for the length of the Severance Period for purposes of determining eligibility, vesting and benefits under the Company’s non-qualified pension plans.  The foregoing  summary of the Severance Plan is qualified in its entirety by reference to the full text of the Severance Plan, which is attached as Exhibit 10.1 and incorporated by reference.

In addition, the Board changed the vesting schedule of previously awarded restricted stock units.  The restricted stock units granted in December of 2005, 2006 and 2007 which were scheduled to vest in four years from the date of grant now vest in three years from the date of grant.  Grants for the 2008-2009 performance period under the Partners Plan and for the 2008-2010 performance period under the Senior Partners Plan which were scheduled to vest in two equal installments four and six years following the start of the performance period, now vest in two equal installments three and four years following the start of the performance period.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibit	Description
10.1	Transatlantic Holdings, Inc. Executive Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 29, 2008

TRANSATLANTIC HOLDINGS, INC.

By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
10.1	Transatlantic Holdings, Inc. Executive Severance Plan